Postretirement Plans	12 Months Ended
Sep. 30, 2015
Postemployment Benefits [Abstract]
Postretirement Plans
POSTRETIREMENT PLANS

The Company sponsors unfunded postretirement benefit plans (primarily health care) for certain U.S. retirees and their dependents. The components of net postretirement benefits expense for the years ended September 30 follow:

	2013	2014	2015
Service cost	$2	1	1
Interest cost	12	11	9
Net amortization	(13)	(21)	(22)
Net postretirement expense	$1	(9)	(12)

Details of the changes in actuarial present value of accumulated postretirement benefit obligations follow:

	2014	2015
Benefit obligation, beginning	$278	248
Service cost	1	1
Interest cost	11	9
Actuarial (gain) loss	(12)	(12)
Benefits paid	(17)	(18)
Plan amendments	(13)	—
Divestitures	—	(15)
Benefit obligation, ending (recognized in balance sheet)	$248	213

As of September 30, 2015 there were $154 of deferred actuarial gains in accumulated other comprehensive income, of which approximately $21 will be amortized into earnings in 2016. The discount rates used to measure the benefit obligation as of September 30, 2015, 2014 and 2013 were 3.80 percent, 3.75 percent and 4.00 percent, respectively. The health care cost trend rate used for both 2016 and 2015 is assumed to be 6.5 percent initially, and declining to 5.0 percent over the subsequent three years. A one percentage point increase or decrease in the health care cost trend rate assumption for either year would have an inconsequential impact on postretirement benefits expense and the benefit obligation. The Company estimates that future health care benefit payments will be approximately $20 per year for 2016 through 2020, and $77 in total over the five years 2021 through 2025.